UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 7, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA	94538-3158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure

Digital Power Corporation (the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a Powerpoint presentation (the “Presentation”) to be used by the Company at the 7th Annual LD Micro Invitational, Los Angeles, CA on Wednesday, June 7, 2017. A copy of the Presentation is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits:

Exhibit No.	Description
99.1	Digital Power Corporation presentation dated June 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL POWER CORPORATION

Date: June 7, 2017	By:	/s/ Amos Kohn
Amos Kohn
Chief Executive Officer